UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2018

CBA Florida, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1857 Helm Drive, Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 914-7250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 31, 2018, CBA Florida, Inc. (the “Company”) filed an amendment to its articles of incorporation, as amended (the “Charter”), with the Secretary of State of the State of Florida that included a protective amendment designed to protect the tax benefits of the Company’s net operating loss carryforwards (the “Protective Amendment”). The Protective Amendment was approved by the Company’s shareholders at a special meeting on May 29, 2018, as described in Item 5.07 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 29, 2018.

The Protective Amendment amends the Company’s Charter to include restrictions on certain transfers of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in order to protect the long-term value to the Company of its accumulated net operating losses and other tax benefits. The Protective Amendment’s transfer restrictions generally restrict any direct or indirect transfers of the Company’s Common Stock that increases the direct, indirect or constructive ownership of the Company’s Common Stock by any Person (as defined in the Protective Amendment) from less than 4.99% to 4.99% or more of the Company’s Common Stock, or that increases the percentage of the Company’s Common Stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of the Company’s Common Stock. Further, any direct or indirect transfer attempted in violation of the Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee.

The foregoing description of the Protective Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Protective Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2018	CBA Florida, Inc.

	By:	/s/ Anthony Snow
		Name:	Anthony Snow
		Title:	President and Corporate Secretary